Exhibit 10.26

FIRST AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into this 2nd day of February, 2011 by and between Silicon Valley Bank (“Bank”) and IMPINJ, INC., a Delaware corporation (“Borrower”) whose address is 701 N. 34th Street, Suite 300, Seattle, WA 98103.

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of May 7, 2010 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to (i) increase the amount available to be borrowed, (ii) extend the maturity date, and (iii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 2.1.2 (Letters of Credit Sublimit). Section 2.1.2(a) is hereby amended to replace the reference to “Five Hundred Thousand Dollars ($500,000)” with “Two Million Dollars ($2,000,000)”.

2.2 Section 2.1.3 (Foreign Exchange Sublimit). Section 2.1.3 is hereby amended to replace the reference to “Five Hundred Thousand Dollars ($500,000)” with “Two Million Dollars ($2,000,000)”.

2.3 Section 2.1.4 (Cash Management Services Sublimit). Section 2.1.4 is hereby amended to replace the reference to “Five Hundred Thousand Dollars ($500,000)” with “Two Million Dollars ($2,000,000)”.

2.4 Section 2.1.6 (Facility B Term Advances). New Section 2.1.6 is hereby added as follows:

“2.1.6 Facility B Term Advances.

(a) Availability. Subject to the terms and conditions of this Agreement, during the Facility B Draw Period, and upon written request by Borrower, Bank shall make up to three (3) advances (each, a “Facility B Term Advance” and, collectively, “Facility B Term

Advances”) not exceeding Two Million Dollars ($2,000,000) in the aggregate. Each Facility B Term Advance shall be in amount not less than Five Hundred Thousand Dollars ($500,000).

(b) Repayment. The Facility B Term Advances shall be interest only through the end of the Facility B Draw Period Any Facility B Term Advances that are outstanding as of the last day of the Facility B Draw Period shall be payable in (i) twenty seven (27) equal payments of principal plus (ii) monthly payments of accrued interest beginning on October 1, 2011 and continuing on the first day of each month thereafter. All unpaid principal and interest on each Facility B Term Advance shall be due on the Facility B Term Maturity Date.

(c) Prepayment. At Borrower’s option, Borrower shall have the option to prepay all, but not less than all, of the Facility B Term Advances advanced by Bank under this Agreement provided Borrower (a) provides written notice to Bank of its election to prepay the Facility B Term Advances at least ten (10) days prior to such prepayment, and (b) pays, on the date of the prepayment (i) all accrued and unpaid interest with respect to the Facility B Term Advances through the date the prepayment is made; (ii) all unpaid principal with respect to the Facility B Term Advances; (iii) the Facility B Make Whole Premium; and (iv) all other sums, if any, that shall have become due and payable hereunder with respect to this Agreement; provided however, the Facility B Make Whole Premium shall not be payable if Borrower refinances the Facility B Term Advances with another division of Bank.”

2.5 Section 2.3 (Payment of Interest on the Credit Extensions). Section 2.3(a)(i) is amended in its entirety and replaced with the following:

“(i) Advances. Subject to Section 2.3(b), the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to three quarters of one percent (0.75%) above the WSJ Prime Rate which interest shall be payable monthly in accordance with Section 2.3(f) below.”

2.6 Section 2.3 (Payment of Interest on the Credit Extensions). New Section 2.3(a)(iii) is hereby added as follows:

“(iii) Facility B Term Advances. Subject to Section 2.3(b), the principal amount outstanding for each Facility B Term Advance shall accrue interest at a floating per annum rate equal to the greater of (I) one and one quarter percent (1.25%) above the WSJ Prime Rate or (II) four and one half percent (4.50%) which interest shall be payable monthly in accordance with Section 2.3(f) below.”

2.7 Section 2.4 (Fees). Sections 2.4(d) is hereby renumbered to be Section 2.4(e) and new Sections 2.4(c) and 2.4(d) are hereby amended in their entirety and replaced with the following:

“(c) Make-Whole Premiums. (i) The Make-Whole Premium when due pursuant to the terms of Section 2.1.5(c); and (ii) The Facility B Make-Whole Premium when due pursuant to the terms of Section 2.1.6(c);

(d) Unused Fee. A fee (the “Unused Fee”), payable quarterly, in arrears, on a calendar year basis, in an amount equal to one quarter of one percent (0.25%) per annum of the average daily unused petition of the Revolving Line taking into account all outstanding Credit Extensions thereunder, as determined by Bank. Borrower shall not be entitled to any credit, rebate or repayment of any Unused Fee previously earned by Bank pursuant to this Section notwithstanding any termination of the Agreement or the suspension or termination of Bank’s obligation to make loans and advances hereunder; and”

2.8 Section 5.3 Accounts Receivable; Inventory. Section 5.3(c) is amended in its entirety and replaced with the following:

“(c) For any item of Inventory consisting of EX-IM Eligible Foreign Inventory or Eligible Domestic Inventory in any Borrowing Base Certificate, such Inventory (i) consists of (A) finished goods, in good, new, and salable condition, which is not perishable, returned, consigned, obsolete, not sellable, damaged, or defective, and is not comprised of demonstrative or custom inventory, packaging or shipping materials, or supplies or (B) raw materials or works in process; (ii) meets all applicable governmental standards; (iii) has been manufactured in compliance with the Fair Labor Standards Act; (iv) is not subject to any Liens, except the first priority Liens granted or in favor of Bank under this Agreement or any of the other Loan Documents; and (v) is located at the locations identified by Borrower in the Perfection Certificate where it maintains Inventory or such other locations as updated from time to time by written notice to Bank and for which an effective landlord waiver or bailee agreement in form and substance acceptable to Bank is in place.”

2.9 Section 6.6 (Operating Accounts). Section 6.6(b) is hereby amended to replace the reference to “Seven Hundred Fifty Thousand Dollars ($750,000)” with “Four Hundred Thousand Dollars ($400,000)”.

2.10 Section 6.7 (Financial Covenants). Section 6.7 is amended in its entirety and replaced with the following:

“6.7 Financial Covenants. Maintain at all times, to be tested as of the last day of each month, unless otherwise noted, on a consolidated basis with respect to Borrower:

(a) Tangible Net Worth. A Tangible Net Worth of not less than (i) Two Million Dollars ($2,000,000) at all times from the First Amendment Effective Date through April 30, 2011, (ii) Zero Dollars ($0) at all times from May 1, 2011 through October 31, 2011, (iii) Seven Hundred Fifty Thousand Dollars ($750,000) at all times from November 1, 2011 through December 31, 2011 and (iv) Two Million Seven Hundred Fifty Thousand Dollars ($2,750,000) at all times beginning on January 1, 2012, stepping up as of the last day of each quarter, by an amount equal to (without duplication) (i) fifty percent (50%) of Net Income (with no reduction for Net Loss) received beginning with the calendar quarter ending on March 31, 2012, plus (ii) twenty five percent (25%) of any New Capital received by Borrower in excess of Five Million Dollars ($5,000,000) but less than Seven Million Dollars ($7,000,000) plus (iii) fifty percent (50%) of any New Capital received by Borrower in excess of Seven Million Dollars ($7,000,000); provided however in no case shall the aggregate Tangible Net Worth requirement step ups in subsections (ii) and (iii) above with respect to any New Capital (provided that New Subordinated Debt shall only be included in this calculation of New Capital if fifty percent (50%) or more of such New Subordinated Debt is issued to existing investors of Borrower and excluding any New Capital received in connection with an initial public offering) exceed Three Million Seven Hundred Fifty Thousand Dollars ($3,750,000) in the aggregate.

(b) Liquidity Ratio. A ratio of (I) unrestricted cash at Bank or Bank’s Affiliates (subject to a Control Agreement) plus net Accounts receivable to (II) all Indebtedness owing from Borrower to Bank of not less than (i) 0.90 to 1.00 at all times from the First Amendment Effective Date through September 30, 2011, (ii) 1.10 to 1.00 at all times from October 1, 2011 through December 31, 2011 and (ii) 1.25:1,00 at all times beginning on January 1, 2012.”

2.11 Section 13 (Definitions). The following terms and their respective definitions set forth in Section 13.1 are amended in their entirety and replaced with the following:

“Credit Extension” is any Advance, EX-IM Advance, Letter of Credit, Term Advance, Facility B Term Advance, FX Forward Contract, amount utilized for Cash Management Services or any other extension of credit by Bank for Borrower’s benefit.

“Domestic Borrowing Base” is (i) eighty percent (80%) of Eligible Domestic Accounts plus (ii) the lesser of (a) forty percent (40%) of Eligible Domestic inventory or (b) One Million Two Hundred Fifty Thousand Dollars ($1,250,000), all as determined by Bank from Borrower’s most recent Domestic Borrowing Base Certificate; provided, however, that Bank may, upon fifteen (15) days’ prior written notice, decrease the foregoing percentage in its good faith business judgment based on events, conditions, contingencies, or risks which, as determined by Bank, may adversely affect such Eligible Domestic Accounts or Eligible Domestic Inventory.

“Eligible Domestic Inventory” means all Eligible Inventory that is not EX-IM Eligible Foreign Inventory.

“Eligible Inventory” means, at any time, the aggregate of Borrower’s Inventory that (a) consists of (A) finished goods, in good, new, and salable condition, which is not perishable, returned, consigned, obsolete, not sellable, damaged, or defective, and is not comprised of demonstrative or custom inventory, packaging or shipping materials, or supplies or (B) raw materials or works in process; (b) meets all applicable governmental standards; (c) has been manufactured in compliance with the Fair Labor Standards Act; (d) is not subject to any Liens, except the first priority Liens granted or in favor of Bank under this Agreement or any of the other Loan Documents; (e) is located at Borrower’s main location, at 23119 66th Avenue South, Kent, WA 98032, such other locations identified by Borrower in the Perfection Certificate or such other locations as updated from time to time by written notice to Bank and for which an effective landlord waiver or bailee agreement in form and substance acceptable to Bank is in place: and (f) is otherwise acceptable to Bank in its good faith business judgment.

“EX-IM Committed Line” has the meaning set forth in the EX-IM Loan Agreement.

“Facility B Draw Period” means the period of time from the First Amendment Effective Date through September 30, 2011.

“Facility B Make Whole Premium” is an amount equal to (i) one percent (1.00%) of the outstanding Facility B Term Advances if the prepayment is made on or before the first anniversary of First Amendment Effective Date; (ii) one half of one percent (0.50%) of the outstanding Facility B Term Advances if the prepayment is made on or after the first anniversary of the First Amendment Effective Date but before the second anniversary of the First Amendment Effective Date; and (iii) zero percent (0%) of the outstanding Facility B Term Advances if the prepayment is made on or after the second anniversary of the First Amendment Effective Date.

“Facility B Term Advance” or “Facility B Term Advances” are defined in Section 2.1.6.

“Facility B Term Maturity Date” means December 1, 2013.

“First Amendment Effective Date” means February 1, 2011.

“February 2011 Warrant” is that certain Warrant to Purchase Stock delivered by Borrower to Bank on the First Amendment Effective Date.

“Original Warrant” is that certain Warrant to Purchase Stock delivered by Borrower to Bank on June 2, 2010.

“Revolving Line” is an Advance or Advances in an amount equal to Ten Million Dollars ($10,000,000).

“Revolving Line Maturity Date” is February 1, 2013.

“Warrant” means, collectively, the Original Warrant and the February 2011 Warrant.

“WSJ Prime Rate” is the Prime Rate published in the Money Rates section of the Western Edition of The Wall Street Journal, provided however, if such rate becomes unavailable, there after the “Prime Rate” is Bank’s most recently announced “prime rate,” even if it is not Bank’s lowest rate.

2.12 Section 13 (Definitions). Subsections (e) and (f) of the defined term “Eligible Domestic Accounts” set forth in Section 13.1 are amended in their entirety and replaced with the following:

(i) “(c) Accounts owing from an Account Debtor which does not have its principal place of business in the United States other than Arizon RFID Technology Co., Ltd., Digitial China Macao Commercial Offshore Ltd., Invengo Information Technology Co., Ltd., UPM Raflatac RFID Co., Ltd., Yeon Technologies Co., Ltd., or in each case, any of their affiliates that have been approved in writing by Bank;

(f) Accounts billed and/or payable outside of the United States other than Arizon RFID Technology Co., Ltd., Digitial China Macao Commercial Offshore Ltd., Invengo Information Technology Co., Ltd., UPM Raflatac RFID Co., Ltd., Yeon Technologies Co., Ltd., or in each case, any of their affiliates that have been approved in writing by Bank;”

2.13 Exhibit C is hereby replaced with Exhibit C attached hereto.

2.14 Exhibit D is hereby replaced with Exhibit D attached hereto.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment have been duly authorized:\l

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.6 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Borrower’s payment of a facility fee in an amount equal to Thirty-Five Thousand Dollars ($35,000), (c) the due execution and delivery to Bank of an Amendment to the EX-IM Loan Agreement by each party thereto, (d) the due execution and delivery to Bank of updated Borrowing Resolutions for Borrower, and (e) the due execution and delivery to Bank of the February 2011 Warrant.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

Silicon Valley Bank		Impinj, Inc.

By:	/s/ Nick Christian	By:	/s/ Evan Fein
Name:	Nick Christian	Name:	Evan Fein
Title:	Relationship Manager	Title:	CFO

EXHIBIT C

DOMESTIC BORROWING BASE CERTIFICATE

Borrower: Impinj, Inc.
Lender: Silicon Valley Bank
Commitment Amount:	$10,000,000

ACCOUNTS RECEIVABLE
1) Accounts Receivable (invoiced) Book Value as of	$____________

2) Additions (please explain on next page)	$____________

3) Less: Intercompany /Employee / Non-Trade Accounts	$____________

NET TRADE ACCOUNTS RECEIVABLE	$____________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)	$____________
4) 90 Days Past invoice Date	$____________

5) Credit Balances over 90 Days	$____________

6) Balance of 50% over 90 Day Accounts (Cross-Age or Current Affected)	$____________

7) Foreign Account Debtor Accounts	$____________

8) Foreign Invoiced and/or Collected Accounts	$____________

9) Contra/Customer Deposit Accounts	$____________

10) Concentration Limits	$____________

11) U.S. Governmental Accounts	$____________

12) Promotion or Demo Accounts; Guaranteed Sale or Consignment Sale Accounts	$____________

13) Accounts with Memo or Pre-Billings	$____________

14) Contract Accounts; Accounts with Progress / Milestone Billings	$____________

15) Accounts for Retainage Billings	$____________
16) Trust / Bonded Accounts	$____________
17) Bill and Hold Accounts	$____________
18) Unbilled Accounts	$____________
19) Non-Trade Accounts (if not already deducted above)	$____________
20) Accounts with Extended Term Invoices (Net 90+)	$____________
21) Chargeback Accounts / Debit Memos	$____________
22) Product Returns/Exchanges	$____________
23) Disputed Accounts; Insolvent Account Debtor Accounts	$____________
24) Other (please explain on next page)	$____________
25) TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS	$____________

Eligible Accounts (#4 minus #26)	$____________
ELIGIBLE AMOUNT OF ACCOUNTS (80% of #27)	$____________

BALANCES	$____________

Maximum Loan Amount	$10,000,000
Total Funds Available [Lesser of #28 or #29]	$____________
Present balance owing on Line of Credit	$____________
Outstanding under Sublimits	$____________
Outstanding EX-IM Advances	$____________
RESERVE POSITION (#30 minus #31, #32 and #33)	$____________

[Continued on following page.]

2

Explanatory comments from previous page:

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Domestic Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:

By:
Authorized Signer

Date:

BANK USE ONLY

Received by: AUTHORIZED SIGNER Date: Verified: AUTHORIZED SIGNER Date: Compliance Status: Yes No

3

EXHIBIT D

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	IMPINJ, INC.

The undersigned authorized officer of Impinj, Inc. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”):

(1) Borrower is in complete compliance for the period ending                          with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 180 days	Yes No
10-Q. 10-K and 8-K	Within 5 days after filing with SEC	Yes No
Domestic Borrowing Base Certificate, EX-IM Borrowing Base Certificate, Domestic A/R & A/P Agings, Foreign A/R & A/P Agings, Inventory Report, Deferred Revenue Report ( if requested)	Monthly within 30 days	Yes No
EX-IM Invoices	Quarterly within 30 days	Yes No
Annual Projections	45 days prior to FYE	Yes No

Financial Covenant	Required	Actual	Complies
Maintain at all times
Minimum Tangible Net Worth	See Schedule	S_____	Yes No
Minimum Liquidity	See Schedule	_____:1.0	Yes No

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state No exceptions to note.”)

IMPINJ, INC.

By:
Name:
Title:

BANK USE ONLY

Received by: AUTHORIZED SIGNER Date: Verified: AUTHORIZED SIGNER Date: Compliance Status: Yes No

2

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

Tangible Net Worth (Section 6.7(a))

Required:                 at least (i) Two Million Dollars ($2,000,000) at all times from the First Amendment Effective Date through April 30, 2011, (ii) Zero Dollars ($0) at all times from May 1, 2011 through October 31, 2011, (iii) Seven Hundred Fifty Thousand Dollars ($750,000) at all limes from November 1, 2011 through December 31, 2011 and (iv) Two Million Seven Hundred Fifty Thousand Dollars ($2,750,000) at all times beginning on January 1, 2012, stepping up as of the last day of each quarter, by an amount equal to (without duplication) (i) fifty percent (50%) of Net Income (with no reduction for Net Loss) received beginning with the calendar quarter ending March 31, 2012, plus (ii) twenty five percent (25%) of any New Capital received by Borrower in excess of Five Million Dollars ($5,000,000) but less than Seven Million Dollars ($7,000,000) plus (iii) fifty percent (50%) of any New Capital received by Borrower in excess of Seven Million Dollars ($7,000,000); provided however in no case shall the aggregate Tangible Net Worth requirement step ups in subsections (ii) and (iii) above with respect to any New Capital (provided that New Subordinated Debt shall only be included in this calculation of New Capital if fifty percent (50%) or more of such New Subordinated Debt is issued to existing investors of Borrower and excluding any New Capital received in connection with an initial public offering) exceed Three Million Seven Hundred Fifty Thousand Dollars ($3,750,000) in the aggregate.

Actual:

A.	Aggregate value of total assets of Borrower and its Subsidiaries	$______

B.	Aggregate value of goodwill of Borrower and its Subsidiaries	$______

C.	Aggregate value of intangible assets of Borrower and its Subsidiaries	$______

D.	Aggregate value of obligations owing to Borrower from officers or Affiliates	$______

E.	Aggregate value of any reserves not already deducted from assets	$______

F.	Aggregate value of obligations that should, under GAAP, be classified as liabilities on Borrower’s consolidated balance sheet, including all Indebtedness	$______

G.	Tangible Net Worth (line A minus line B minus line C minus line D minus line E minus line F)	$______

Is line G equal to or greater than at least (i) Two Million Dollars ($2,000,000) at all times from the First Amendment Effective Date through April 30, 2011, (ii) Zero Dollars ($0) at all times from May 1, 2011 through October 31, 2011, (iii) Seven Hundred Fifty Thousand Dollars ($750,000) at all times from November 1, 2011 through December 31, 2011 and (iv) Two Million Seven Hundred Fifty Thousand Dollars ($2,750,000) at all times beginning on January 1, 2012, stepping up as of the last day of each quarter, by an amount equal to (without duplication) (i) fifty percent (50%) of Net Income (with no reduction for Net Loss) received beginning with the calendar quarter ending March 31, 2012, plus (ii) twenty five percent (25%) of any New Capital received by Borrower in excess of Five Million Dollars ($5,000,000) but less than Seven Million Dollars ($7,000,000) plus (iii) fifty percent (50%) of any New Capital received by Borrower in excess of Seven Million Dollars ($7,000,000); provided however in no case shall the aggregate Tangible Net Worth requirement step ups in subsections (ii) and (iii) above with respect to any New Capital (provided that New Subordinated Debt shall only be included in this calculation of New Capital if fifty percent (50%) or more of such New Subordinated Debt is issued to existing investors of Borrower and excluding any New Capital received in connection with an initial public offering) exceed Three Million Seven Hundred Fifty Thousand Dollars ($3,750,000) in the aggregate.

                        _____ No, not in compliance _____ Yes, in compliance

Liquidity Ratio (Section 6.7(b))

Required at least (i) 0.90 to 1.00 at all times from the first Amendment Effective Date through September 30, 2011, (ii) 1.10 to 1.00 at all times from October 1, 2011 through December 31, 2011 and (ii) 1.25:1.00 at all times beginning on January 1, 2012.

Actual:

A.	Aggregate value of Borrower’s unrestricted cash at Bank or Bank Affiliates subject to a Control Agreement	$______

B,	Aggregate value of net Accounts receivable of Borrower	$______

C.	Liquidity (line A plus line B)	$______

D.	Aggregate value of all Indebtedness owing from Borrower to Bank	$______

F.	Liquidity Ratio (line C divided by line D	___:1.00

Is line E equal to or greater than at least (i) 0.90 to 1.00 at all times from the First Amendment Effective Date through September 30, 2011, (ii) 1.10 to 1.00 at all times from October 1, 2011 through December 31, 2011 and (ii) 1.25:1.00 at all times beginning on January 1, 2012.

                        _____ No, not in compliance _____ Yes, in compliance

2

BORROWING RESOLUTIONS

SVB > Silicon Valley Bank

A Member of SVB Financial Group

CORPORATE BORROWING CERTIFICATE

BORROWER:	IMPINJ, INC.	DATE: February , 2011
BANK:	Silicon Valley Bank

I hereby certify as follows, as of the date set forth above:

1. I am the Secretary, Assistant Secretary or other officer of the Borrower. My title is as set forth below.

2. Borrower’s exact legal name is set forth above. Borrower is a corporation existing under the laws of the State of Delaware.

3. Attached hereto are true, correct and complete copies of Borrower’s Articles/Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above. Such Articles/Certificate of Incorporation have not been amended, annulled, rescinded, revoked or supplemented, and remain in full force and effect as of the date hereof.

4. The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action). Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and Bank may rely on them until Bank receives written notice of revocation from Borrower.

RESOLVED, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories

☐

☐

☐

☐

RESOLVED FURTHER, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

RESOLVED FURTHER, that such individuals may, on behalf of Borrower:

Borrow Money. Borrow money from Silicon Valley Bank (“Bank”).

Execute Loan Documents. Execute any loan documents Bank requires.

Grant Security. Grant Bank a security interest in any of Borrower’s assets.

Negotiate Items. Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Letters of Credit. Apply for letters of credit from Bank.

Foreign Exchange Contracts. Execute spot or forward foreign exchange contracts.

Issue Warrants. Issue warrants for Borrower’s capital stock.

Further Acts. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrowers right to a jury trial) they believe to be necessary to effectuate such resolutions.

RESOLVED FURTHER, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

5. The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

IMPINJ, INC.

By:
Name:
Title:

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the _______________ of Borrower, hereby certify as to paragraphs 1 through 5

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above, as of the date set forth above.

By:
Name:
Title:

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